Exhibit 99.1

                     AMENDMENTS TO THE GUILFORD MILLS, INC.
                             1991 STOCK OPTION PLAN

           The Guilford Mills, Inc. 1991 Stock Option Plan (the "Option Plan) is hereby amended as follows:

           The third paragraph of Article I of the Option Plan is amended and restated to read as follows:

                         The stock options ("Options"), stock appreciation
               rights ("Rights") and the Stock Awards (as defined in Article XXIX hereof) offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee, consultant or director.

           The first sentence of the first paragraph of Article II of the Option Plan is amended and restated to read as follows:

                         The total number of shares of common stock of the
               Company which may be purchased or acquired pursuant to Stock Awards or the exercise of Options or Rights granted under the Plan shall not exceed, in the aggregate, Two Million Seven Hundred Fifty Thousand (2,750,000) shares of the authorized common stock, $.02 par value per share, of the Company (the "Shares"), such number to be subject to adjustment as provided in
               Article XVIII hereof.

1. The second sentence of the second paragraph of Article II of the Option Plan is amended and restated to read as follows:

               If and to the extent that Options or Rights granted under the Plan expire or terminate without having been exercised or are cancelled for any reason, the Shares covered by such expired, terminated or cancelled Options or Rights may again be subject to an Option or Right under the Plan.

2. The third and fourth paragraphs of Article II of the Option Plan are amended and restated to read as follows:

                         Except as provided in Articles X through XIV and XXV
               and XXVIII hereof, the Company may, from time to time during the period beginning on August 29, 1991 (the "Effective date") and ending on August 28, 2006 (the "Termination Date"), grant to certain key employees, consultants and directors of the Company, or certain key employees of and consultants to any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, Incentive Options and/or

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               Non-Qualified and/or Rights and/or Stock Awards under the terms hereinafter set forth.

                         Provisions of the Plan that pertain to Stock Awards,
               Options or Rights granted to an employee or a consultant shall apply to Stock Awards, Options, Rights or any combination thereof.

3. The third paragraph of Article III of the Option Plan is amended and restated to read as follows:

                         Subject to the express provisions of the Plan,
               including without limitation, Articles X through XIV hereof, the Board of Directors, the Executive Committee or the Option Committee, as the case may be, shall have authority, in its sole discretion, to determine the employees and consultants to whom Stock Awards, Options or Rights shall be granted, the date upon which such Stock Awards, Options or Rights shall be granted, the number of Shares which shall be subject to each Option or Right, the purchase price or exercise price of each Option or Right, and the other terms and provisions thereof which need to be identical). In determining the number of Shares granted under a Stock Award or Shares for which Options or Rights are to be granted to each employee or consultant, the length of such employee's or consultant's service, the amount of the employee's or consultant's earnings and his responsibilities and duties shall be given careful consideration by the Board of Directors, the Executive Committee or the Option Committee, as the case may be.

6. The second sentence of paragraph four of Article III of the Option Plan is amended and restated to read as follows:

               The Board of Directors, the Executive Committee or the Option Committee, as the case may be, also shall have the authority to require, in its sole discretion, as a condition of the granting of any such Stock Award, Option or Right, that the employee agree
               (a) not to sell or otherwise dispose of Shares granted under a Stock Award or acquired pursuant to the exercise of such Option or Right for a period of six (6) months following the date of the acquisition of such Stock Award, Option or Right and (b) that in the event of termination of employment of such employee, other than as a result of dismissal without cause, such employee will not, for a period to be fixed at the time of the grant of the Stock Award, Option or Right, enter into any other employment or participate directly or indirectly in any other business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such


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               employee will be called upon to utilize special knowledge
               obtained through employment with the Company or any subsidiary corporation or parent corporation thereof.

7. The third sentence of paragraph six of Article III of the Option Plan is amended and restated to read as follows:

               No member or former member of the Board of Directors, the Executive Committee or the Option Committee, as the case may be, shall be liable for any action or determination made in good faith with respect to the Plan or any award of Options, Rights or Stock Awards granted hereunder.

8. Paragraph two of Article IV of the Option Plan is amended and restated to read as follows:

                         The Plan does not create a right in any employee or
               consultant to participate in the Plan nor does it create a right in any employee or consultant to have any Stock Awards, Options or Rights granted to him or her.

9. The first sentence of Article X of the Option Plan is amended and restated to read as follows:

                         Subject to the terms and conditions of Articles X
               through XIV hereof, commencing with the Annual Meeting of stockholders of the Company to be held in February, 2000, each person who is elected or re-elected at, or otherwise continues his or her service on the Board immediately after, the Annual Meeting of stockholders of the Company and, commencing with the Annual Meeting of stockholders of the Company held in February, 2001, each person who will be retiring from his or her service on the Board effective with such Annual Meeting, shall automatically be granted on the date of such Annual Meeting of stockholders an Option to purchase 4,000 Shares, subject to adjustment as provided in Article XVII hereof.

10. The first sentence of paragraph one of Article XX of the Option Plan is amended and restated to read as follows:

                         Except as hereinafter provided, the Board of Directors,
               the Executive Committee or the Option Committee, as the case may be, may require an employee or director as a condition upon the grant of any Stock Award or exercise of any Option or Right granted hereunder, to execute and deliver to the Company (a) stock powers with respect to Shares granted under a Stock Award or Shares underlying a particular Option or Right and required to


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               be held by a custodian, and (b) a written statement, in form satisfactory to the Board of Directors, the Executive Committee or the Option Committee, as the case may be, in which the employee or director represents and warrants that Shares are being acquired for such person's own account for investment purposes only and not with a view to the resale or distribution thereto.

11. Paragraph two of Article XX of the Option Plan is amended and restated to read as follows:

                         Nothing herein shall be construed as requiring the
               Company to register Shares granted under a Stock Award or Shares subject to any Option or Right under the Securities Act. In addition, if at any time the Board of Directors, the Executive Committee or the Option Committee, as the case may be, shall determine, in its sole discretion, that the listing or qualification of the Shares granted under a Stock Award or Shares subject to such Option or Right on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of a Stock Award, an Option or Right, or the issue of Shares thereunder, such Option or Right may not be exercised or Stock Award granted in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors, the Executive Committee or the Option Committee, as the case may be.

12. The following sentence is added to the existing Article XXII of the Option Plan:

               Additionally, all payments or distributions of Stock Awards made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to the applicable federal, state and local tax withholding requirements.

13. Article XXV of the Option Plan is amended and restated to read as follows:

                         The Board of Directors may at any time suspend or
               terminate the Plan. The Plan, unless sooner terminated under
               Article XXVIII or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Stock Awards, Options and Rights may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Stock Award, Option or Right granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to


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               whom the Stock Award, Option or Right was granted. The power of the Board of Directors, the Executive Committee or the Option Committee, as the case may be, to construe and administer any Stock Awards, Options or Rights granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

14. Article XXVI of the Option Plan is amended and restated to read as follows:

                         The Plan, such Stock Awards, Options and Rights as may
               be granted hereunder and all related mattes shall be governed by, and construed and enforced in accordance with the laws of the State of Delaware as from time to time in effect.

15.      The following paragraph is added as a new Article XXIX to the Option
         Plan:

               XXIX.  STOCK AWARDS

                         The Board of Directors, the Executive Committee or the
               Option Committee, as the case may be, may, from time to time, grant stock awards consisting of Shares ("Stock Awards") under the Plan. Stock Awards shall be subject to such terms and conditions as the Board of Directors, the Executive Committee or the Option Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such Shares, the right of the Company to reacquire such shares for no consideration upon termination of a such recipient's employment within a specified period, and conditions requiring that the Shares be earned in whole or in part upon the achievement of performance goals established by the Board of Directors, the Executive Committee or the Option Committee over a designated period of time. The Board of Directors, the Executive Committee or the Option Committee may require any participant to deliver a duly signed stock power, endorsed in blank, relating to the Shares covered by such Stock Award. The Board of Directors, the Executive Committee or the Option Committee may also require that the stock certificates evidencing such Shares be held in custody or bear restrictive legends until the restrictions therein shall have lapsed. Any Stock Award shall specify whether the recipient of such Stock Award shall have, with respect to the Shares subject to such Stock Award, all of the rights of a holder of Shares, including the right to receive dividends and to vote Shares.


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